                                                                    EXHIBIT 99.1

                          LIMITED GUARANTY AGREEMENT
                          --------------------------


     This LIMITED GUARANTY AGREEMENT, entered into as of December 1, 1996, by and between the Federal Deposit Insurance Corporation, solely in its corporate capacity, and State Street Bank and Trust Company, not in its individual capacity but solely as trustee (the "Trustee") of FDIC REMIC Trust 1996-C1 (the "Trust") created pursuant to a Declaration of Trust, dated November 13, 1996 and amended and restated pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1996 (the "Pooling and Servicing Agreement") by and among the Trustee, Banc One Management and Consulting Corporation (the "Servicer") and the Federal Deposit Insurance Corporation, in its corporate capacity (in such capacity, the "FDIC") and in its capacity as administrator of the Bank Insurance Fund and as receiver of various depository institutions (in such capacities, the "Mortgage Loan Seller");

                             W I T N E S S E T H:

     WHEREAS, the Mortgage Loan Seller is the owner of adjustable and fixed rate, amortizing and balloon payment, mortgage loans and mortgage loan participation interests identified on the Mortgage Schedule to the Pooling and Servicing Agreement (the "Mortgage Assets") secured primarily by liens on fee simple estates in commercial, multifamily and residential real properties;

     WHEREAS, the Mortgage Loan Seller will convey the Mortgage Assets to the Trust;

     WHEREAS, as a condition to such conveyance, and in consideration of, among other things, the delivery to the FDIC of the Stripped Interest Certificates, the FDIC is required to deliver to the Trustee on behalf of the Certificateholders this Agreement;

     NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties agree as follows:


                                  ARTICLE I.

                                  Definitions
                                  -----------

     1.01  Definitions.  For purposes of this Agreement, the following terms
           -----------
shall have the meanings assigned respectively below. All capitalized terms used but not defined herein are defined in the Pooling and Servicing Agreement.

     "Appraisal Reduction" shall mean, in connection with an appraisal referred
      -------------------
to in clause (iii) of the definition of Limited Guaranty Draw Asset, the excess, if any, of the Purchase Price for such asset over (a) the appraised value of the related Mortgaged Property, multiplied by (b) the Trust Fund's percentage ownership of the related Mortgage Loan.

     "Available Sub-Pool Coverage Amount" shall mean, with respect to Sub-Pool
      ----------------------------------
I, the Sub-Pool I Available Coverage Amount, and with respect to Sub-Pool II, the Sub-Pool II Available Coverage Amount.

     "Bank Insurance Fund" shall mean the Bank Insurance Fund established by
      -------------------
Congress in 1989 as the successor to the Deposit Insurance Fund pursuant to the Financial Institutions Reform, Recovery and Enhancement Act of 1989.

     "Business Day" shall mean any day other than (i) a Saturday or a Sunday or
      ------------
(ii) a day on which federally insured depository institutions in the City of New York, the District of Columbia or the city in which the Corporate Trust Office is located are authorized or obligated by law, governmental decree or executive order to be closed.

     "Certificates" shall mean the FDIC REMIC Trust 1996-C1, Commercial Mortgage
      ------------
Pass-Through Certificates, Series 1996-C1 evidencing, in the aggregate, the entire beneficial ownership interest in the Trust.

     "Certificateholders" shall mean the holders of the Certificates.
      ------------------

     "Claim Period" shall mean, with respect to any Distribution Date, the
      ------------
period ending on the related Demand Date and commencing on the day following the immediately preceding Demand Date or, in the case of the first Distribution Date, commencing on the Closing Date.

     "Credit Draw Amount" shall mean, with respect to any Distribution Date, the
      ------------------
portion of the Guarantied Amount for such Distribution Date attributable to (i) Realized Losses and Limited Guaranty Draw Assets, together with any interest payable thereon pursuant to Section 3.01 hereof and (ii) Basis Risk Shortfalls.

     "Demand for Payment" shall mean, with respect to a Credit Draw Amount and
      ------------------
an Expense Draw Amount, the written demand for payment by the Trustee in the form attached hereto as Exhibit A.

     "Demand Date" shall mean, with respect to any Distribution Date, the fourth
      -----------
Business Day preceding such Distribution Date.

     "Dollars" or "$" shall mean the lawful money of the United States of
      --------------
America.

     "Excess Coverage Amount" shall mean, with respect to Sub-Pool I, the Sub-
      ----------------------
Pool I Excess Coverage Amount, and with respect to Sub-Pool II, the Sub-Pool II Excess Coverage Amount.

     "Expense Draw Amount" shall mean the portion of any Guarantied Amount
      -------------------
attributable to Extraordinary Expenses.

     "Guarantied Amount" shall have the meaning set forth in Section 2.02.
      -----------------

     "Guaranty" shall mean the FDIC's guarantee of payment of Guarantied Amounts
      --------
pursuant to this Agreement.

     "Limited Guaranty Account" shall have the meaning specified in Section
      ------------------------
5.01.

     "Limited Guaranty Draw Asset" shall mean any Mortgage Asset, as to which
      ---------------------------
there has been (i) a Deficient Valuation or a Debt Service Reduction; (ii) as to which there has been any other modification, waiver or amendment to the terms of the related Mortgage Loan that results in the reduction of the Scheduled Payments due thereon; or (iii) as to which, immediately following the date on which P&I Advances in respect of an aggregate of 18 months of Scheduled Payments remain unreimbursed, the appraised value of the Trust Fund's ownership percentage of the related Mortgaged Property, as determined in an appraisal pursuant to Section 3.20(c) of the Pooling and Servicing Agreement, is less than the Purchase Price for such Mortgage Asset.

     "Limited Guaranty Draw Asset Reduction" shall mean a Temporary Reduction,
      -------------------------------------
an Appraisal Reduction, a Permanent Reduction or a Shortfall Reduction.

     "Permanent Reduction" shall mean, in connection with a permanent reduction
      -------------------
of the principal balance of a Mortgage Loan referred to in clause (i) of the definition of Limited Guaranty Draw Asset, the amount of the reduction of the principal balance of such loan.

     "Prospectus" shall mean the prospectus dated December 19, 1996, prepared in
      ----------
connection with the issuance of the Certificates.

     "Shortfall Reduction" shall mean with respect to any Distribution Date the
      -------------------
Basis Risk Shortfall in excess of the Basis Risk Support Amount, in each case with respect to that Distribution Date.

     "Sub-Pool I Available Coverage Amount" shall mean at any time of
      ------------------------------------
determination $166,817,831, as reduced by (x) the sum of (i) the aggregate of all Guarantied Amounts previously paid hereunder in respect of Sub-Pool I and
(ii) the aggregate of all amounts previously paid in respect of Sub-Pool I from Residual Cash Flow and as increased by (y) all amounts paid by the Trustee to the FDIC pursuant to the Pooling and Servicing Agreement in reimbursement of previously paid Guarantied Amounts in respect of Sub-Pool I.

     "Sub-Pool I Excess Coverage Amount" shall mean at any time of determination
      ---------------------------------
the excess, if any, of (i) the Sub-Pool II Available Coverage Amount over (ii) the aggregate of the Class Balances of the Sub-Pool II Certificates.

     "Sub-Pool II Available Coverage Amount" shall mean at any time of
      -------------------------------------
determination $66,746,723, as reduced by (x) the sum of (i) the aggregate of all Guarantied Amounts previously paid hereunder in respect of Sub-Pool II and
(ii) the aggregate of all amounts previously paid in respect of Sub-Pool II from Residual Cash Flow and as increased by (y) all amounts paid by the Trustee to the FDIC pursuant to the Pooling and Servicing Agreement in reimbursement of previously paid Guarantied Amounts in respect of Sub-Pool II.

     "Sub-Pool II Excess Coverage Amount" shall mean at any time of
      ----------------------------------
determination the excess, if any, of (i) the Sub-Pool I Available Coverage Amount over (ii) the aggregate of the Class Balances of the Sub-Pool I Certificates.

     "Temporary Reduction" shall mean, with respect to any Due Date, in
      -------------------
connection with a temporary modification, waiver or amendment of the terms of any Mortgage Loan referred to in clause (ii) of the definition of Limited Guaranty Draw Asset, the amount of the reduction in the portion of the Scheduled Payment thereon due on such Due Date.


                                  ARTICLE II.

                                 The Guaranty
                                 ------------

     2.01  Guaranty.  Subject to the terms and conditions hereinafter set forth,
           --------
the FDIC hereby guaranties to the Trustee on behalf of the holders of Certificates evidencing an interest in a particular Sub-Pool payment as provided in Section 3.02 of the Credit Draw Amount and the Expense Draw Amount for such Sub-Pool, provided that the Guarantied Amount in respect of a particular Sub-Pool shall not exceed the Available Sub-Pool Coverage Amount plus the Excess Coverage Amount for such Sub-Pool at the time of determination. The obligations of the FDIC under this Section 2.01 are absolute and unconditional,
(a) irrespective of (i) the value, genuineness, validity, regularity or enforceability of the Mortgage Assets or any other agreement or instrument referred to herein or therein, or (ii) any substitution, release or exchange of any other guaranty of or security for any of the Mortgage Assets and (b) to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this
Section 2.01 that the obligation of the FDIC hereunder be absolute and unconditional under any and all circumstances.

     It is understood and agreed that the assets of the Bank Insurance Fund (the "BIF") are the sole assets available for payment of the Guarantied Amounts pursuant to this Agreement and that the obligations of the FDIC hereunder are not general obligations of the United States backed by its full faith and credit.

     2.02  Coverage of Guaranty.  This Guaranty shall extend to the amount of
           --------------------
(i) Realized Losses, (ii) Limited Guaranty Draw Asset Reductions,
(iii) Extraordinary Expenses incurred in connection with each Sub-Pool and (iv) Shortfall Reductions (collectively, the "Guarantied Amount" with respect to the applicable Sub-Pool).


                                  ARTICLE III.

                       Payment of the Guarantied Amount
                       --------------------------------

     3.01  Demand on FDIC.  The Trustee's demand on the FDIC for payment of the
           --------------
Credit Draw Amount and the Expense Draw Amount may be made at any time in writing substantially in the form attached hereto as Exhibit A. The Trustee will make a Demand for Payment during a particular Claim Period only after first applying Residual Cash Flow available pursuant to Section 1.05 of the Pooling and Servicing Agreement. The Trustee will make a demand for Payment as soon as reasonably practicable following notice to the Trustee of the occurrence of a Realized Loss, a Limited Guaranty Draw Asset Reduction, an Extraordinary Expense or a Shortfall Reduction. The portion of any Credit Draw Amount in respect of a Realized Loss or Limited Guaranty Draw Asset Reduction incurred in a particular Due Period that is not paid on the P&I Advance Date in the month in which such Due Period ends will include accrued interest at a rate equal to the sum of (x) the Weighted Average Effective Net Mortgage Rate for the applicable Sub-Pool and the Distribution Date immediately following the P&I Advance Date on which such amount will be paid plus (y) 0.1765%.

     3.02  Payment by FDIC.  The FDIC will, not later than the P&I Advance Date
           ---------------
in respect of each Distribution Date, pay to the Trustee the amount set forth in the Demand for Payment requested during the related Claim Period by the Trustee pursuant to Section 3.01 hereof; provided, that in each case, the FDIC is required to pay in respect of a particular Sub-Pool an amount not in excess of the Available Sub-Pool Coverage Amount and the Excess Coverage Amount for such Sub-Pool on the date of determination and further provided that the FDIC may, at any time, upon ten (10) days' notification to the Trustee, deduct from any amount payable hereunder any amount previously improperly paid. All such payments by the FDIC hereunder shall be made as described in Section 5.01.

     3.03  Conditions of Guaranty.  The FDIC hereby waives diligence,
           ----------------------
presentment, protest and any requirement that the Trustee or any Certificateholder exhaust any right or take any action against or give notice to any mortgagor under the Mortgage Assets or the FDIC, except for the written demands for payment by the Trustee, on behalf of the Certificateholders, on the FDIC as required by this Agreement. The FDIC will accept a Demand For Payment from the Servicer upon a determination by the FDIC that the Trustee has failed to present properly such Demand For Payment in a timely fashion.


                                  ARTICLE IV.

                    Representations and Warranties of FDIC
                    --------------------------------------

     The FDIC represents and warrants to the Trustee, on behalf of the Certificateholders, as of the date hereof and as of December 1, 1996, that:

     4.01  Financial Condition.  Since September 30, 1996, there has been no
           -------------------
material adverse change in the financial condition of the Bank Insurance Fund.

     4.02  No Breach.  None of the execution and delivery of this Agreement, the
           ---------
consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, any applicable law or regulation, or to the knowledge of the FDIC any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the FDIC is a party or by which the FDIC is bound or to which the FDIC is subject, or to the knowledge of the FDIC constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien upon the FDIC's earnings or assets pursuant to the terms of any such agreement or instrument.

     4.03  Action.  This Agreement has been duly and validly authorized,
           ------
executed and delivered by the FDIC and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to (i) general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law and (ii) the effects of insolvency, reorganization, receivership, moratorium and other similar laws affecting creditors rights generally.

     4.04  Approvals.  No authorizations, approvals or consents of, and no
           ---------
filings or registrations with, any governmental or regulatory authority or agency (other than such as have been obtained) are necessary for the execution, delivery or performance by the FDIC of this Agreement or for the validity or enforceability hereof.

     4.05  Borrowing from Treasury.  Pursuant to Section 14(a) of the Federal
           -----------------------
Deposit Insurance Act, the FDIC is authorized to borrow from the U.S. Treasury, with the approval of the Secretary of the Treasury, up to an amount that when aggregated with borrowings outstanding to the Savings Association Insurance Fund equals $30 billion, in order to meet its obligations under this Guaranty and its deposit insurance obligations to member institutions.

     4.06  Information in Prospectus.  The statements in the sections of the
           -------------------------
Prospectus entitled "The Federal Deposit Insurance Corporation" and "The Bank Insurance Fund" are true, correct and complete in all material respects.

                                  ARTICLE V.

                                 Miscellaneous
                                 -------------

          5.01  All Payments Made to Trustee.  All amounts payable by the FDIC
                ----------------------------
under this Agreement shall be made to the Trustee on behalf of the Certificateholders in dollars and in immediately available funds by credit to the segregated trust account established and held by the Trustee under the Pooling and Servicing Agreement for the benefit of the Certificateholders (the "Limited Guaranty Account"). If the Trustee does not elect to establish and maintain a separate Limited Guaranty Account with respect to each Sub-Pool, the Trustee shall at all times during the term hereof maintain a separate ledger sub-account of the Limited Guaranty Account for each Sub-Pool, which ledger sub-account shall accurately reflect each deposit to and withdrawal from the Limited Guaranty Account that is allocable to such Sub-Pool. The Trustee shall deposit any amount paid under this Agreement in the Limited Guaranty Account and distribute such amount as described in the Pooling and Servicing Agreement. All payments made by the FDIC to the Trustee under this Agreement shall be deemed paid as required hereunder notwithstanding any failure by the Trustee to remit any such amounts to the Certificateholders on the related Distribution Date.

          5.02  Termination.  The FDIC's obligations hereunder shall remain in
                -----------
full force and effect and shall terminate only upon the termination of the Trust pursuant to the provisions of the Pooling and Servicing Agreement.

          5.03  Governing Law.  THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT
                -------------
MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH SUCH LAWS, BUT WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

          5.04  Communications.  All communications pursuant to or required by
                --------------
this Agreement shall be (a) in writing, (b) addressed to each party at its respective address set forth in the Pooling and Servicing Agreement and mailed, telecopied or delivered, and (c) deemed to have been given at such time as said communications are transmitted by telecopier or, if mailed or personally delivered, when received by the party to which said communications were addressed.

          5.05  Amendments Etc.  The terms of this Agreement may be waived,
                --------------
altered or amended only by an instrument in writing duly executed by each party hereto. Any such amendment, alteration or waiver shall be binding upon the parties hereto and the Certificateholders.

          5.06  Captions.  The captions and section headings appearing herein
                --------
are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          5.07  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, all of which taken together shall constitute one and the same instrument and each party hereto may execute this Agreement by signing any such counterpart.

          5.08  Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY
                --------------------
WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          5.09  Severability.  If any provision hereof is invalid and
                ------------
unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Trustee on behalf of the Certificateholders in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                          FEDERAL DEPOSIT INSURANCE
                                          CORPORATION, in its corporate capacity

                                          By:  /s/ Sandra L. Thompson
                                              ---------------------------------
                                          Name:  Sandra L. Thompson
                                          Title:   Manager, Securitizations

                                          STATE STREET BANK AND TRUST
                                          COMPANY, as trustee

                                          By:  /s/ David Duclos
                                              ---------------------------------
                                          Name:   David Duclos
                                          Title:   Assistant Vice President

                              EXHIBIT A (1 OF 2)

                           FORM OF LIMITED GUARANTY
                                    SUMMARY

                          Date:
                                --------------------


                                ------------------------------------------------
                                      Current Month          Year-to-Date
--------------------------------------------------------------------------------
          Sub Pool I

I.  Realized Losses                       xx,xxx                  xx,xxx
II.  Limited Guaranty Draw Loss
      Reductions:
     Temporary Reduction          xx,xxx                  xx,xxx
     Debt Service Reduction       xx,xxx                  xx,xxx
     Deficient Valuation          xx,xxx                  xx,xxx
     Appraisal Reduction          xx,xxx                  xx,xxx
                                  ------                  ------
 Total Limited Guaranty Draw              xx,xxx                  xx,xxx
  Assets
III.  Extraordinary Expenses              xx,xxx                  xx,xxx
                                          ------                  ------
  Sub Pool 1 Limited Guaranty
   Claim                                          xx,xxx                  xx,xxx
  Less:  Residual Cash Applied
   to Limited Guaranty Claim                      xx,xxx                  xx,xxx
                                                  ------                  ------
SUB POOL 1 LIMITED GUARANTY DRAW                  xx,xxx                  xx,xxx
                                                  ------                  ------
--------------------------------------------------------------------------------
          Sub Pool II

I.  Realized Losses                       xx,xxx                  xx,xxx
II.  Limited Guaranty Draw Loss
      Reductions:
     Temporary Reduction          xx,xxx                  xx,xxx
     Debt Service Reduction       xx,xxx                  xx,xxx
     Deficient Valuation          xx,xxx                  xx,xxx
     Appraisal Reduction          xx,xxx                  xx,xxx
                                  ------                  ------
  Total Limited Guaranty Draw             xx,xxx                  xx,xxx
   Assets
III.  Extraordinary Expenses              xx,xxx                  xx,xxx
                                          ------                  ------
IV.   Shortfall Reduction
  Sub Pool II Limited Guaranty
   Claim                                          xx,xxx                  xx,xxx
  Less:  Residual Cash Applied
   to Limited Guaranty Claim                      xx,xxx                  xx,xxx
SUB POOL II LIMITED GUARANTY                      ------                  ------
 CLAIMS                                           xx,xxx                  xx,xxx
                                                  ------                  ------
--------------------------------------------------------------------------------
         TOTAL LIMITED GUARANTY
          CLAIM                                   xx,xxx                  xx,xxx
                                                  ------                  ------
--------------------------------------------------------------------------------

State Street Bank and Trust Company as Trustee


---------------------------------------      -----------------------------------
by = Authorized Officer                                (COMB Approval)

                              EXHIBIT A (2 of 2)

                      FORM OF AVAILABLE LIMITED GUARANTY
                           AVAILABLE GUARANTY AMOUNT

                          Date:
                                 --------------------



                                ------------------------------------------------
                                                Sub Pool I  Sub Pool II
--------------------------------------------------------------------------------
Available Guaranty Amount:
Beginning Available Sub-Pool Coverage Amount
Add:  Excess Coverage Amount Received
                      or
Less:  Excessive Coverage Transferred
  Subtotal
Less:  Cumulative Guaranty Claims to Date
  Subtotal
Add:  Recoveries from Residual Payments
      Recoveries from Loan Recoveries
Current Available Coverage Amount
--------------------------------------------------------------------------------



State Street Bank and Trust Company as Trustee


------------------------------------------      --------------------------------
by = Authorized Officer                                 (COMB Approval)